BISHOP STREET FUNDS
Equity Fund
Supplement dated April 29, 2005 to the
Class I Shares Prospectus dated April 29, 2005
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY:
       At a special meeting held on April 7, 2005, the Board of Trustees of the Bishop Street Funds (the “Trust”) unanimously voted to change the name of the Trust’s Equity Fund to the Large Cap Growth Fund effective July 1, 2005.
       As a result of the Equity Fund’s name change, the Fund is required to adopt a new non-fundamental investment policy to invest in large cap securities. Under that policy, which also becomes effective on July 1, 2005, the Fund must invest at least 80% of its net assets in issuers with a market capitalization in excess of $5 billion. Although this is a new policy, it does not reflect a change in how your Fund is currently being managed or the risks associated with investing in the Fund. Accordingly, effective July 1, 2005, all references in the Prospectus to the “Equity Fund” are hereby replaced with “Large Cap Growth Fund.”
       Further, the following will replace the first paragraph under “Investment Strategy” on page 4 of the Prospectus:

The Large Cap Growth Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. Such instruments include convertible securities. The Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SU-005-0100